     EXHIBIT 32.1 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EAGLECRES RESOURCES, INC. (the "Company") on Form 10-Q for the period ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Crystal Coranes, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2009

By: Name: Title:	/s/ Crystal Coranes Crystal Coranes President and principal executive officer